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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

April 24, 2003
(Date of Report (Date of Earliest Event Reported))

iSTAR FINANCIAL INC.
(Exact Name of Registrant as Specified in Its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	1-15371 (Commission File Number)	95-6881527 (IRS Employer Identification Number)
1114 Avenue of the Americas, 27th Floor New York, New York (Address of Principal Executive Offices)	10036 (Zip Code)

(212) 930-9400
(Registrant's Telephone Number, Including Area Code)

ITEM 7.    Financial Statements, Pro Forma Financial Information and Exhibits

  99.1
  Earnings Release.

ITEM 9.    Regulation FD Disclosure and Item 12. Results of Operations and Financial Condition

        The information contained in this Item 9 of this Current Report is being furnished pursuant to "Item 12. Results of Operations and Financial Condition" of Form 8-K in accordance with SEC Release Nos. 33-8216; 34-47583.

        The information in this Current Report is being furnished and shall not be deemed "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

        On April 24, 2003, iStar Financial Inc. issued an earnings release announcing its financial results for the first quarter ended March 31, 2003. A copy of the earnings release is attached as Exhibit 99.1

2

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

iSTAR FINANCIAL INC.
Date: April 24, 2003	By:	/s/ JAY SUGARMAN Jay Sugarman Chairman and Chief Executive Officer
Date: April 24, 2003	By:	/s/ CATHERINE D. RICE Catherine D. Rice Chief Financial Officer

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  ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits
  ITEM 9. Regulation FD Disclosure and Item 12. Results of Operations and Financial Condition
SIGNATURES